Loans Payable	12 Months Ended
Dec. 31, 2019
Debt instruments held [abstract]
Loans Payable

8.	LOANS PAYABLE

	December 31 2019	December 31 2018
Loans provided - principal	$2,317	$–
Accrued interest	14	–
Transferred to payables to related parties (note 9)	(971)	–
Total	$1,360	$–

In November 2019, the Group entered into an unsecured non-revolving term loan credit facility agreement (the "Credit Facility") with a syndicate of lenders (the "Lenders"), two of whom are related parties, of up to $3,500. Funds advanced by the Lenders bear interest at 10% per annum, payable on repayment thereof. The funds including interest are to be repaid on a date that is the earlier of i) May 25, 2020 and ii) the date the Group has completed one or more equity or debt financings raising an aggregate of US$20,000. Pursuant to the terms of the Credit Facility, the Group may submit a drawdown request to the Lenders for a minimum of $500 per drawdown at any time until the repayment date.

As consideration for entering into the Credit Facility, the Group issued to the Lenders, on a pro rata basis, 466,666 share purchase warrants, each warrant exercisable into one share at the exercise price of $0.75 per share until December 2, 2021, of which 153,333 warrants were issued to the two related parties.

As of December 31, 2019, the Group had drawn $2,317 from the Credit Facility, of which $967 was received from the two related parties. Accrued interest, which includes $4 owed to the two related parties, has been included in the finance expense in the loss for the year.

Subsequent to December 31, 2019, the Company repaid the loans and accrued interest (note 17).